Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
7. Income T
ax
es
As a result of the IPO, the Company became the sole managing member of OpCo, which is treated as a partnership for U.S. federal and state and local income tax purposes. As a partnership, OpCo is not subject to U.S. federal and certain state and local income taxes. The taxable income or loss generated by OpCo is passed through to, and included in, the taxable income or loss of its members, including the Company. Beginning with the IPO, the Company is subject to U.S. federal income taxes and state and local income taxes with respect to its allocable share of taxable income or loss of OpCo, as well as any stand-alone income or loss generated by the Company. Prior to the IPO, OpCo was subject to entity level state income tax in the state of Texas.
Income Tax Provision
The components of the income tax expense are as follows:

	Year Ended December 31,
	2024	2023
Current tax expense
Federal	$1,693	$—
State	593	370

Total current tax expense	2,286	370
Deferred tax benefit
Federal	(406)	—
State	(5)	—

Total deferred tax benefit	(411)	—

Total income tax expense	$1,875	$370

Effective Tax Rate
The Company’s overall effective tax rate differs from the U.S statutory rate primarily due to the fact that prior to the IPO, OpCo was structured as a partnership for U.S. federal income tax and subsequent to the IPO, the OpCo income (loss) attributable to the noncontrolling interests in OpCo is not subject to U.S. federal income tax at the Company or OpCo.
The reconciliation of income taxes at the federal statutory level to provision for income taxes is as follows:

	Year Ended December 31,
	2024		2023
	$	%	$	%
U.S. federal tax (benefit) expense at statutory rate	$(8,317)	21.0%	$13,344	21.0%
State tax, net of federal benefit	566	-1.4%	370	0.6%
Pre-IPO non-taxable loss (income)	9,794	-24.7%	(13,344)	-21.0%
Noncontrolling interests	(168)	0.4%	—	—
Non-deductible expenses	—	0.0%	—	—

Total effective tax rate	$1,875	-4.7%	$370	0.6%

Deferred Tax Assets and Liabilities
The Company recognizes deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts and income tax basis of assets and liabilities and the expected benefits of utilizing net operating losses and tax credit carryforwards, using enacted tax rates in effect for the taxing jurisdictions in which the Company operates for the year in which those temporary differences are expected to be recovered or settled.
The tax effects of each temporary difference and carryforward are as follows:

	December 31,
	2024	2023
Deferred tax assets:
Investment in partnership	$183	$—
Disallowed interest carryforward	228	—

Total deferred tax assets:	411	—
Deferred tax liabilities	—	—
Valuation allowance	—	—

Net deferred tax assets	$411	$—

The Company evaluates all deferred tax assets as to their future realization using positive and negative evidence. As of December 31, 2024, the Company believes it is more likely than not that all deferred tax assets will be realized and as a result, the Company has not recorded a valuation allowance against its deferred tax assets.
The Company evaluates uncertain tax positions for recognition and measurement in the financial statements. To recognize a tax position, the Company determines whether it is more likely than not that the tax position will be sustained upon examination. A tax position that meets the more likely than not threshold is measured to determine the amount of benefit to be recognized in the financial statements. As of December 31, 2024, the Company has no significant uncertain tax positions.
The Company files income tax returns in the U.S. federal jurisdiction and New Mexico on a separate basis. The Company and OpCo file the Texas Franchise Tax on a consolidated basis. There are currently no federal or state income tax examinations underway for these jurisdictions. The Company’s federal and state returns remain open to examination for tax years 2021 through 2024.